1 Photo by Jean-Pierre Lavoie INVESTOR DAY NOVEMBER 17, 2015 NASDAQ:PICO

2 2 SAFE HARBOR STATEMENT This presentation contains forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address current expected future business and financial performance, including the demand and pricing of PICO’s water assets, and may contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," or "will". All forward-looking statements included in this presentation are based on information available to PICO as of the date hereof, and PICO assumes no obligation to update any such forward-looking statements. Actual results could differ materially from those described in the forward-looking statements. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive and governmental factors outside of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in detail under the heading “Risk Factors” in PICO’s periodic reports filed with the U.S. Securities and Exchange Commission.

3 3 VIDLER MANAGEMENT TEAM • John Hart - Chairman & Chief Executive Officer • Max Webb - Executive Vice President & Chief Financial Officer • Dorothy Timian-Palmer - President & Chief Operating Officer » Ms. Timian-Palmer has over 25 years of experience within the water resource field in the southwest United States. Ms. Timian-Palmer joined Vidler in December 1997 as its Chief Operating Officer and was promoted to President in April 2006. During her engineering career she held the position of Utilities Director for Carson City, Nevada, one of the fastest growth areas in the west. Under her leadership, water management programs such as groundwater recharge, conjunctive use management, and wastewater reuse were implemented. She has extensive experience in water rights acquisition, rate making theory, water production and storage, water treatment, and supply distribution. » Ms. Timian-Palmer holds a Bachelor of Science degree in Engineering, specializing in water resources, from the University of Arizona. She also holds State of Nevada licenses for both Professional Civil Engineering and Water Right Surveying. • Steve Hartman - Executive Vice President of Corporate Development & General Counsel » Mr. Hartman has over 40 years of experience in ranch and farm properties, real estate development, government relations and land use planning focused in the southwestern United States. Mr. Hartman joined Vidler in January 2001.

VIDLER MANAGEMENT TEAM

- Dave Merrill - Vice President, Project Engineering
  - Mr. Merrill has over 25 years of experience in water resource project development focused primarily in the southwest United States. Mr. Merrill joined Vidler in 1999.
  - Mr. Merrill holds a Bachelor of Science degree in Civil Engineering from the University of Nevada, Reno. He is also a registered Professional Civil Engineer in Nevada and Arizona and is a licensed Water Right Surveyor in Nevada.
- Greg Bushner - Vice President of Water Resource Development & Chief Hydrogeologist
  - Mr. Bushner has over 25 years of experience within the water resource development field focused primarily in the southwest United States specializing in hydrogeology, artificial groundwater recharge and water well drilling.
  - Mr. Bushner holds a Bachelor of Science degree in Geology from Northern Arizona University. He is a registered Hydrogeologist with the American Institute of Hydrology and is a licensed Geologist in the states of California, Arizona and Wyoming.

PICO Holdings
VIDLER
Water. Quality. Life.
4

5 5 VIDLER: PREVIOUS TRANSACTIONS • Vidler Water Company acquired in 1995: Only asset at acquisition was a collection of water rights and associated infrastructure in Colorado • Late 1990s / early 2000s spent identifying, acquiring and developing water resource and water storage assets in California, Nevada, Arizona and Colorado • From 2002 through 2009 Vidler monetized several water projects for proceeds of approximately $180 million generating a weighted average project IRR of approximately 45% * * Includes one project that Vidler management transacted through another PICO subsidiary, Nevada Land & Resource Company

6 6 BUREAU OF RECLEMATION POTENTIAL WATER SUPPLY CRISIS BY 2025

7 7 Vidler Water Company Significant Current Projects 1) Underground Storage Facility 2) Phoenix AMA Storage Credits 3) Colorado Water Rights 4) Fish Springs Ranch Project 5) Carson-Lyon Intertie 6) Tule Desert 7) Toquop Energy Site 8) Kane Springs-Coyote Springs 9) Middle Rio Grande Water Rights 10) Lower Rio Grande Water Rights Southwestern U.S. Water Supply Forecast in 2025 VIDLER: CURRENT WATER ASSETS IN AREAS OF GREATEST NEED 7 6 9 10 8 1 2 3 4 5 Sacramento Sacramento Carson City Phoenix Phoen Las Vegas Salt Lake City Denver Austin Santa Fe Boise Albuquerque Conflict potential – Moderate Conflict potential – Substantial Conflict potential – Highly likely Major Highways Source: Department of Interior and Vidler Water Company

8 8 VIDLER: MAJOR ASSETS SEPTEMBER 30, 2015 • Vidler’s Water Assets and Real Estate Book Value as at September 30, 2015 is approximately $185 million • Four major assets comprise almost 90% of this Book Value » Fish Springs Ranch Water Credits and Exclusive Pipeline Rights » Carson / Lyon County Intertie water rights and infrastructure » Tule desert water rights » Long Term Storage Credits (stored water) in Arizona

9 9 FISH SPRINGS RANCH PARTNERSHIP • The Fish Springs Ranch partnership owns: • approximately 8,000 Acre-Feet of water credits (water available for commercial and residential development in northern Reno, NV); • the exclusive right to use the pipeline (estimated potential capacity is 22,000 acre-feet per annum) that delivers water from Fish Springs Ranch to the North Valleys region of Reno; • 5,000 Acre-Feet of water rights at Fish Springs Ranch (water not yet authorized for importation into Reno); in addition, the partnership owns the Fish Springs Ranch located approximately 30 miles north of Reno; • Vidler purchased 51% of the partnership for $4.5 million in 2000. The 49% partners – local businessmen and investors – realized the FSR water was the only realistic source of new water for Reno area. It is estimated that they had spent over $30 million trying to develop the asset prior to Vidler’s involvement. Vidler brought water development expertise to the project and the partnership subsequently obtained approval to export 8,000 Acre-Feet from the ranch to the Reno area.

10 10 FISH SPRINGS RANCH PARTNERSHIP • In 2006, the partnership agreed to build a pipeline to deliver the water that could be exported to the Reno area based on the indicative demand for water at that time. • Vidler funded the partnership by means of preference capital with a coupon of LIBOR plus 450 bp and construction of the pipeline and associated infrastructure was successfully completed in 2008. • The partnership’s total capital costs for the water rights and pipeline is approximately $100 million; • On completion of the construction, the partnership dedicated both the water rights and pipeline to Washoe County Water District (now Truckee Meadows Water Authority); TMWA is responsible for the operation and maintenance of the assets. • The partnership received water credits in exchange for its water rights and the exclusive right to use the pipeline: In effect, the partnership retained all the economic benefits of the assets.

11 11 FISH SPRINGS RANCH PARTNERSHIP • Post – construction of the pipeline, the country, and the region in particular, entered in to a deep recession bringing demand for development in Reno, and by extension demand for the partnership’s water, to a sudden halt; • The partnership was required, for GAAP accounting purposes, to impair the value of the water credits and pipeline rights (classified as intangible assets) during the recession due to the lack of demand at that time; • As at September 30, 2015 Vidler’s carrying value of the water credits and pipeline rights is $83.9 million • As at September 30, 2015 Vidler has outstanding preference capital and loan account to the partnership of approximately $165 million: i.e. Vidler is entitled to the first $165 million of revenue generated by the sale of water credits before splitting any further revenue 51/49 in accordance with the partnership’s ownership

12 12 NORTHERN NEVADA – PROXIMITY MAP • North Valleys, 950 Ranch, Dodge Flat, Dayton, Carson City in close proximity to high employment growth entities such as Tesla & Switch in the Tahoe-Reno Industrial Park and Apple in the Reno Technology Park. VIDLER PARCELS PENDING PROJECTS FUTURE DEVELOPABLE PROPERTY WASHOE TURF FARM PROJECT DODGE FLAT RENO SPARKS FERNLEY DAYTON CARSON 950 RANCH NORTH VALLEYS STOREY LYON DOUGLAS CARSON SPANISH SPRINGS SUN VALLEY SILVER SPRINGS LEMMON VALLEY FSR PIPELINE INTERTIE

13 13 NORTH VALLEYS – DEMAND • Why we did the Fish Springs Project in 2002 • Additional Future Buildout Demand identified as 12,123 Acre-Feet±

14 14 NORTH VALLEYS – DEMAND • Pending Projects identified by a University of Nevada study total 7,923± Single Family units (SFU).

15 15 NORTH VALLEYS – DEMAND • Not included in the University of Nevada study are numerous potential residential projects totaling 15,340± Dwelling Units (DU) and 4,200± acres of undeveloped Mixed Use, Commercial, and Industrial properties. All require water rights. * TMWA Discovery Map used for DU count where applicable

16 16 NORTH VALLEYS – DEMAND • Truckee Meadows Water Authority has received requests for information (referred to as “Discoveries”) from developers of potential projects in the North Valleys totaling 12,979 Dwelling Units.

17 17 NORTH VALLEYS – POPULATION GROWTH POTENTIAL • EPIC: Economic Planning Indicators Committee Report published by the Economic Development Authority of Western Nevada • North Reno and North Washoe (North Valleys is a major part of) are considered the highest future Population Growth percentage at 7.3% and 13.0% respectively.

18 18 NORTH VALLEYS – TMWA PRICING • TMWA pricing - $35,000 to $37,000 per Acre-Foot. 29-Sep-14 4.00 Lot Size Max day demand Annual Demand TMWA VIDLER SF GPM AF AF AF 6000 0.70 0.362 0.401 0.362 10000 0.90 0.476 0.529 0.476 15000 1.11 0.566 0.628 0.566 20000 1.28 0.625 0.694 0.625 $1,830 /AF $7,700 /AF 4.00 AF/A $4,237 /GPM Lot Size Transmission, supply and treatment charges per gpm Storage Water rights cost / AF Meter Retrofit fee $ Return Flow Right value $ Total Cost TMWA Total Cost per AF of Demand $9,786 $933 $7,700 60.00% Square Feet $/du $/du $/du $/du $/du $/AF 6000 $6,850 $653 $3,089 $662 $1,672 $12,928 $35,712 10000 $8,844 $843 $4,070 $871 $2,199 $16,827 $35,352 15000 $10,832 $1,033 $4,838 $1,036 $2,615 $20,353 $35,959 20000 $12,507 $1,192 $5,342 $1,144 $2,888 $23,073 $36,916 Assuming a Truckee River water right duty of acre feet per acre Water Rights Table 1 Estimated Water Supply Cost Components for North Valleys excluding storage, distribution facilites, and fees for application and plan review TMWA Fish Springs WSF Fee Water Right Duty TMWA Rule 7 Water Right Price TMWA Meter Retrofit Fee TMWA Stead costs - Stead Supply with return flow (Rule 7 TMWA Price of Water Rights 9/2014)

19 19 NORTH VALLEYS – LAND STATUS MAP • North Valleys Development Area. • Existing, future and potential water transmission pipelines. Water Storage Tank 2.5 Million Gallons Fish Springs Ranch 30-inch Water Line TMWA Horizon Hills Pipeline Scheduled Completion: June 2016 Potential Water Line Extension by Others

20 20 CARSON/LYON COUNTY INTERTIE PROJECT • During 2007, Vidler began acquiring both Agricultural and Municipal & Industrial water rights in Carson city, NV; • In 2007, Vidler entered in to Development & Improvement Agreements with Carson City and Lyon County to provide water resources and infrastructure for planned future growth in Lyon County; • As part of this D&I Agreement, Vidler completed the infrastructure in 2009 that connects the Carson City water system to Lyon County’s water system. • This infrastructure has been dedicated to Lyon County in exchange for the exclusive right to use the infrastructure;

21 21 CARSON/LYON COUNTY INTERTIE PROJECT • Project initiated to take water that is available in Carson City and transfer to Lyon County (the Dayton Corridor between Interstate 80 and Highway 50) where there is limited water available for future residential development; • Currently, it is expected that Vidler will have up to 4,000 Acre-Feet of Municipal & Industrial water rights available for sale to be used in Lyon County for future development; • As at September 30, 2015 the carrying value of this project is approximately $26.8 million

22 22 CARSON/LYON COUNTY INTERTIE PROJECT *Once Converted from Agricultural • M&I Water Rights (acre-feet) » Carson City: 27 + Option for 918* » Douglas County: 1,779* » Lyon County: 1,345 » Total Current & Future M&I Water Rights in the Douglas/Carson/Lyon corridor 4,069± • Demand (acre-feet) » Lyon County 7,000+ Douglas Intertie Carson Lyon Storey Washoe

23 23 LYON COUNTY – DEMAND • Projects identified by a University of Nevada study total 13,542± Single Family units needing water rights (Dayton-5,832 units, Mark Twain-7,710 units). Approximately 6,800 Acre-Feet required.

24 24 LYON COUNTY – PRICING • Water rights are typically 5% to 7% of the new home sales price. • The median price of a home in Lyon County has increased to $253,649. • Using a dedication rate of 0.5 Acre-Feet per home, the value per acre-foot is between $25,000 (5%) and $35,000 (7%). • 700 Acre-Feet under Option at $30,000 per Acre-Foot

25 25 TULE DESERT WATER RIGHTS • In 1998, Vidler entered in to a Water teaming agreement with Lincoln County in southern Nevada. The agreement provides that Lincoln/Vidler appropriate and develop new water sources as part of Lincoln County’s water management plan; • Lincoln/Vidler permitted a total of 9,340 Acre-Feet of water rights in the Tule Desert Groundwater basin and sold 2,100 Acre-Feet (at $7,500 per acre-foot) in 2005; • The balance (7,240 acre-feet) is comprised of 2,900 Acre-Feet immediately available for sale and 4,340 Acre-Feet subject to staged pumping and development over the next several years; • As at September 30, 2015 Vidler’s carrying value in these remaining water rights is $4.5 million; From revenue generated from the sale of these water rights, Vidler will be reimbursed for up to approximately $17 million for financing the project and then the balance of any further revenue split 50:50 between Lincoln/Vidler

26 26 TULE DESERT WATER RIGHTS • Permitted 9,340 Acre-Feet » Sold 2,100 Acre-Feet @ $7,500 per Acre-Foot in 2005 » 2,900 Acre-Feet available for sale » 4,340 Acre-Feet subject to staged pumping and development • Demand » LCLA 14,000 Acre-Feet » Toquop 2,000 –2,500 Acre-Feet • Pricing » 2013 Option at $12,000 per Acre-Foot for a power project (at the well head) Tule Desert Basin 15 Las Vegas Clark Lincoln 15 Mesquite

27 27 LONG – TERM STORAGE CREDITS IN ARIZONA • Vidler built and received the necessary permits over 15 years ago to operate a water recharge facility in the Harquahala Valley, Arizona (about 70 miles west of Phoenix); • The site was chosen due to its proximity to the CAP – the aqueduct that delivers Colorado River water from Lake Havasu on the California/Arizona border to the Phoenix metropolitan area and then to Tucson; • The recharge facility enables Colorado River water to be purchased and banked underground; • To date, Vidler has acquired and banked approximately 251,000 Acre-Feet of water in this facility. Vidler has not acquired or banked water for last few years due to the lack of available supplies and increased costs of purchasing Colorado River water; • Vidler has also purchased and banked approximately 157,000 Acre-Feet of LTSCs in the Phoenix Active Management Area, the majority of which were purchased in 2010

28 28 VIDLER RECHARGE FACILITY

29 29 LONG – TERM STORAGE CREDITS IN ARIZONA: PHOENIX AMA – WHERE CREDITS ARE NEEDED Phoenix AMA Harquahala INA

30 30 PHOENIX ACTIVE MANAGEMENT AREA (AMA)

31 31 HARQUAHALA IRRIGATION NON-EXPANSION AREA (INA)

32 32 VIDLER WATER CURRENT ASSETS IN ARIZONA: Harquahala Properties Highlights (As of September 2015): • LAND: » 1,926± Fee Acres » 3,930± Total Acres with AZ State Land Agricultural Lease • WATER: » Analysis of Adequate Water Supply physically and continuously available volume of 6,039.98 Acre-Feet (DWR# 43-700689.0001) » 250,682.53 Acre-Feet of Long Term Storage Credit’s (LTSC’s) » Water Recharge Facility LTSA# 70-441157: Central Arizona Project Water » Could Recover 28,239 Acre-Feet/Year until LTSC’s expended (LTSC Recovery Permit – DWR# 74-205390.0003) • LTSCs Within Phoenix AMA (Acre-Feet): » Superstition Mountains Recharge Project 47.29 » Roosevelt Water Conservation District 146,600.89 » Tonopah Desert 7,842.36 » Aqua Fria Recharge Project 2,394.15 » Gilbert Effluent LTSC’s 25.00 Total within AMA: 156,909.69 Total Credit Balance: 407,592.22

33 33 NEED FOR WATER WITHIN PHOENIX AMA: • Central Groundwater Replenishment District » Future obligations in Phoenix AMA: 50,000 acre-feet annually • All Mining » Unmet needs: ~275,000 acre-feet total • Arizona Water Banking Authority » Indian Firming needs: ~24,000 acre-feet/year » Southside Replenishment District: 15,000 acre-feet/year • Other Users: » Golf courses » Homeowners Associations » Industrial Users » Developers » Municipalities

34 34 LONG TERM STORAGE CREDITS: RECENT PRICING Long Term Storage Credits Purchase and Sale Agreements: • Gila River Water Storage, LLC and Pecan Creek South HOA, (8/28/2014, $87,384, 264 Acre-Feet @ $331/Acre-Foot) • Gila River Water Storage, LLC and Resolution Copper Mining, LLC, (12/17/2013, $5,000,086, 15,106 Acre-Feet @ $331/Acre-Foot) • Gila River Water Storage, LLC and Resolution Copper Mining, LLC, (10/23/2013, $4,000,017, 12,307 Acre-Feet @ $325/Acre-Foot) • Gila River Water Storage, LLC and Resolution Copper Mining, LLC, (12/13/2012, $2,999,745, 9,523 Acre-Feet @ $315/Acre-Foot)